FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of April 3, 1997 by and among EASY GARDENER ACQUISITION CORP., a Delaware corporation, (the "Borrower") U.S. HOME & GARDEN INC., a Delaware corporation, ("Guarantor"), THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and LASALLE NATIONAL BANK, ANTARES LEVERAGED CAPITAL CORP. and THE PROVIDENT BANK ("Lenders").

                              PRELIMINARY STATEMENT

     WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of August 9, 1996, (the "Credit Agreement"); and

     WHEREAS, Borrower has requested Agent and Lenders to provide additional revolving credit loans to provide Borrower additional working capital to fund its operations; and

     WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this First Amendment.

     2. Definitions; Exhibits; and Schedules; (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Credit Commitment" means, in the context of more than one Lender hereunder, the maximum amount to be loaned by such Lender to Borrower as set forth on Schedule 1 hereto or as such Credit Commitment may be amended from time to time or as such is adjusted from time to time amended pursuant to Section hereof.

          "Revolving Credit Commitment" means Thirteen Million and 00/100 Dollars ($13,000,000.00) during the months of January and June through December and Sixteen Million and 00/100 Dollars ($16,000,000.00) during the months of February, March, April and May of each year.

     (b) Exhibit C of the Credit Agreement is hereby amended in its entirety by Exhibit C attached to this First Amendment.

     3. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 4 are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 5 and negative covenants set forth in Article 6 thereof, as if fully set forth herein, except to the extent modified by this First Amendment.

     4. Conditions Precedent to Closing of First Amendment. On or prior to the closing of the First Amendment (hereinafter the "First Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) Proof of Corporate Authority. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the First Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this First Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this First Amendment, and (ii) its performance of all of its obligations under each of such documents. Agent shall have received from the Delaware Secretary of State a Certificate of Good Standing of recent date certifying the existence and good standing of Borrower and Guarantor under the laws of the State of Delaware and a good standing for Borrower in each state where Borrower is required to qualify to conduct business.

          (b) Documents. Each of the documents to be executed and delivered at the First Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the First Amendment Closing Date.

          (c) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the First Amendment Closing Date, and no condition shall exist on the First Amendment Closing Date, which constitutes a Default or an Event of Default.

          (e) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the First Amendment

     Closing Date, including execution and delivery of amended and restated Revolving Credit Notes to each Lender in the amounts of their respective Credit Commitments, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Agent.

          (f) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

          (g) Closing Fees. Agent shall have receive, for the benefit of Lenders in accordance with their Participation Percentages, their portion of the closing fee of $60,000 with respect to the amendment to the Revolving Credit Commitment.

     5. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this First Amendment and the handling of any other matters incidental hereto.

     (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this First Amendment, the latter shall govern.

     (c) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     (d) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     (e) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]

     IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:               EASY GARDENER ACQUISITION CORP.,
                                         Borrower



/s/                                      By:    /s/ Richard J. Raleigh
------------------------------                ------------------------------
/s/  Lynda G. Gustafson                  Name:     Richard J. Raleigh
------------------------------           Title:    Corporate Secretary


                                         U.S. HOME & GARDEN INC., Guarantor


/s/                                      By:   /s/ Richard J. Raleigh
------------------------------                ------------------------------
/s/ Lynda G. Gustafson                   Name:     Richard J. Raleigh
------------------------------           Title:    C.O.O.


                                         THE PROVIDENT BANK, Agent


 /s/ Joy E. Herald                       By:     /s/ Nick Jevic
------------------------------                ------------------------------
 /s/ Leslie McHugh                       Name:       Nick Jevic
------------------------------           Title:      Vice President



                                         THE PROVIDENT BANK, Lender


/s/ Joy E. Herald                        By:     /s/ Nick Jevic
------------------------------                ------------------------------
/s/ Leslie McHugh                        Name:       Nick Jevic
------------------------------           Title:      Vice President

                                         LASALLE NATIONAL BANK, Lender



/s/ Kelly [Whitney]                      By:     /s/ Jeffrey D. Kadlic
-----------------------------               ---------------------------------
                                         Name:       Jeffrey D. Kadlic
                                         Title:      Commerical Lending Officer


                                         ANTARES LEVERAGED CAPITAL
                                         CORP., Lender



/s/ Stephanie [Neal]                    By:    /s/ Eric P. Hansen
------------------------------               --------------------------------
                                          Name:      Eric P. Hansen
                                          Title:     Director
/s/
------------------------------

                                   SCHEDULE 1


      Lender                                          Credit Commitment
      ------                                          -----------------


The Provident Bank                                Revolving Credit Commitment:
Percentage:  37.254902%                                   $5,960,784.32

                                                  Term Loan I Commitment:
                                                          $8,568,627.46

                                                  Term Loan II Commitment:
                                                          $838,235.30

LaSalle National Bank                             Revolving Credit Commitment:
Percentage:  29.411765%                                   $4,705,882.36

                                                  Term Loan I Commitment:
                                                          $6,764,705.95

                                                  Term Loan II Commitment:
                                                          $661,764.71

Antares Leveraged Capital Corp.                   Revolving Credit Commitment:
Percentage:  33.333333%                                   $5,333,333.32

                                                  Term Loan I Commitment:
                                                          $7,666,666.59

                                                  Term Loan II Commitment:
                                                          $749,999.99